                                                                      Exhibit 21

                   GEORGIA-PACIFIC CORPORATION SUBSIDIARIES
                            AS OF January 11, 2001

     The following table lists each subsidiary of Georgia-Pacific Corporation indented under the name of its immediate parent, the percentage of each subsidiary's voting securities beneficially owned by its immediate parent and the jurisdiction under the laws of which each subsidiary was organized:


--------------------------------------------------------------------------------------------------------------------------
                                                                              % of
Name                                                                         Voting            Jurisdiction
----                                                                                           ------------
                                                                           Securities
--------------------------------------------------------------------------------------------------------------------------
Georgia-Pacific Corporation                                                            -            Georgia
--------------------------------------------------------------------------------------------------------------------------
A)    Arbor Property and Casualty Limited                                            100            Bermuda
--------------------------------------------------------------------------------------------------------------------------
B)    Arkansas Louisiana & Mississippi Railroad Company                              100            Delaware
--------------------------------------------------------------------------------------------------------------------------
C)    Ashley, Drew & Northern Railway Company                                        100            Arkansas
--------------------------------------------------------------------------------------------------------------------------
D)    Blue Rapids Railway Company                                                    100            Kansas
--------------------------------------------------------------------------------------------------------------------------
E)    Brown Board Holding, Inc.                                                      100            Delaware
--------------------------------------------------------------------------------------------------------------------------
F)    Brunswick Pulp & Paper Company                                                 100            Delaware
--------------------------------------------------------------------------------------------------------------------------
G)    Brunswick Pulp Land Company, Inc.                                              100            Delaware
--------------------------------------------------------------------------------------------------------------------------
H)    CeCorr, Inc.                                                                   100            Indiana
--------------------------------------------------------------------------------------------------------------------------
I)    Color-Box, LLC                                                                  58/1/         Georgia
--------------------------------------------------------------------------------------------------------------------------
J)    Fordyce and Princeton R. R. Co.                                                100            Arkansas
--------------------------------------------------------------------------------------------------------------------------
K)    ForestExpress, LLC                                                           33.33/2/         Delaware
--------------------------------------------------------------------------------------------------------------------------
L)    Fort James Corporation                                                         100            Virginia
--------------------------------------------------------------------------------------------------------------------------
      1)       Fort James International Holdings, Ltd.                              88.8/3/         Virginia
--------------------------------------------------------------------------------------------------------------------------
               a)     Brusara Participacoes Ltda.                                  99.99/4/         Brazil
--------------------------------------------------------------------------------------------------------------------------
               b)     China Tissue Co. Ltd.                                           50            British Virgin
                                                                                                    Islands
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    People's
                                                                                                    Republic of China
--------------------------------------------------------------------------------------------------------------------------
               c)     Crown Zellerbach AG Zug                                         95            Switzerland
--------------------------------------------------------------------------------------------------------------------------
               d)     Crown Zellerbach Interamerica, Inc.                            100            Panama
--------------------------------------------------------------------------------------------------------------------------
               e)     Fort James Alberta Ltd.                                        100            Alberta
--------------------------------------------------------------------------------------------------------------------------
               f)     Fort James Canada, Inc.                                        100            Canada
--------------------------------------------------------------------------------------------------------------------------
                      i)    Canada Cup (1994) Inc.                                   100            Canada
--------------------------------------------------------------------------------------------------------------------------
                      ii)   Dixie Canada Corp.                                       100            Canada
--------------------------------------------------------------------------------------------------------------------------
               g)     Fort James de Mexico S.A. de C.V.                         99.95238            Mexico
--------------------------------------------------------------------------------------------------------------------------
               h)     Fort James Export, Ltd.                                        100            U.S. Virgin
                                                                                                    Islands
--------------------------------------------------------------------------------------------------------------------------
               i)     Fort James Healthcare Management Corporation                   100            Delaware
--------------------------------------------------------------------------------------------------------------------------
               j)     Fort James Holding de Mexico, S.A. de C.V.                   99.98/6/        Mexico
--------------------------------------------------------------------------------------------------------------------------
                      i)    Manufacturas Fort James de Mexico, S.A. de C.V.       99.998/7/        Mexico
--------------------------------------------------------------------------------------------------------------------------

____________________
/1/    58% of Color-Box, LLC is owned by Georgia-Pacific Corporation and 42% is owned by Chesapeake Display & Packaging Company.
/2/    Georgia-Pacific Corporation, International Paper Company and Weyerhaeuser
Company are all members of ForestExpress, LLC with each holding a 33.33%
interest.
/3/    Fort James Corporation owns 88.8% of Fort James International Holdings,
Ltd. And Fort James Operating Company owns 11.2%.
/4/    Fort James International Holdings, Ltd. owns 99.99% of Brusara
Participacoes Ltda and Fort James Corporation owns .001%.
/5/    China Tissue Co., Ltd. owns 98.2% of Shanghai CIMIC Fort James Tissue
Co., Limited and Shanghai Min. Ying Industrial Co. owns 1.8%.
/6/    Fort James International Holdings, Ltd. owns 99.98% of Fort James Holding de Mexico, S.A. de C.V. and Fort James Operating Company owns .002%.

------------------------------------------------------------------------------------------------------------------
                                                                               % of
Name                                                                          Voting       Jurisdiction
----                                                                                       ------------
                                                                            Securities
------------------------------------------------------------------------------------------------------------------
                     ii) Fort James S.A. de C.V.                             99.998/8/         Mexico
------------------------------------------------------------------------------------------------------------------
                k)   Fort James Investment S.a.r.l.                             100            US/Luxembourg
------------------------------------------------------------------------------------------------------------------
                l)   Fort James S.a.r.l.                                        100            Luxembourg
------------------------------------------------------------------------------------------------------------------
                     i)    Fort James B.V.                                      100            The Netherlands
------------------------------------------------------------------------------------------------------------------
                           I)    Fort  James Europe Limited                     100            United Kingdom
------------------------------------------------------------------------------------------------------------------
                           II)   Fort James France S.A.S.                       100            France
------------------------------------------------------------------------------------------------------------------
                          III)   Fort James France s.c.a.                      97.7/9/         France
------------------------------------------------------------------------------------------------------------------
                                 1)   Fort James Belux S.P.R.L.                 100            Belgium
------------------------------------------------------------------------------------------------------------------
                                 2)   Fort James Brionne S.A.S.               99.99/10/        France
------------------------------------------------------------------------------------------------------------------
                                 3)   Laboratoires Polive S.N.C.                 50            France
------------------------------------------------------------------------------------------------------------------
                                 4)   Sodipan S.C.A.                            100            France
------------------------------------------------------------------------------------------------------------------
                                      a)   Sodipan Transformation               100            France
                                                      S.A.R.L.
------------------------------------------------------------------------------------------------------------------
                                 5)   Sodipan S.N.C.                            100            France
------------------------------------------------------------------------------------------------------------------
                                 6)   Vania Expansion S.N.C.                     50            France
------------------------------------------------------------------------------------------------------------------
                                      a)   Etablissements Ruby S.A.              90            France
------------------------------------------------------------------------------------------------------------------
                                 7)   Wear Safe (Malaysia) SDN, BHD              60            Malaysia
------------------------------------------------------------------------------------------------------------------
                           IV)   Fort James Hellas S.A.                         100            Greece
------------------------------------------------------------------------------------------------------------------
                            V)   Fort James Ireland Limited                     100            Ireland
------------------------------------------------------------------------------------------------------------------
                                 1)   Handi-Pak Distributors Limited            100            Ireland
------------------------------------------------------------------------------------------------------------------
                           VI)   Fort James Italia S.r.l.                       100            Italy
------------------------------------------------------------------------------------------------------------------
                          VII)   Fort James Nederland                           100            The Netherlands
------------------------------------------------------------------------------------------------------------------
                                 1)   Fort James Belgium B.V.B.A.               100            Belgium
------------------------------------------------------------------------------------------------------------------
                                 2)   Fort James Deutsch-Land GmbH              100            Germany
------------------------------------------------------------------------------------------------------------------
                         VIII)   Fort James S.P.R.L.                            100            Belgium
------------------------------------------------------------------------------------------------------------------
                           IX)   Fort James S.P.R.L. S. Comp.A.                 100            Spain
------------------------------------------------------------------------------------------------------------------
                            X)   Fort James Services S.N.C.                    99.9/11/        Belgium
------------------------------------------------------------------------------------------------------------------
                           XI)   Fort James Suomi OY                            100            Finland
------------------------------------------------------------------------------------------------------------------
                                 1)   Fort James Danmark A/S                    100            Denmark
------------------------------------------------------------------------------------------------------------------
                                 2)   Fort James Norge AS                       100            Norway
------------------------------------------------------------------------------------------------------------------
                                 3)   Fort James Sverige AB                     100            Sweden
------------------------------------------------------------------------------------------------------------------
                                 4)   Ikaalisten Teollisuuspal-Velu oy          100            Finland
------------------------------------------------------------------------------------------------------------------
                                 5)   James River EESTI AS                      100            Estonia
------------------------------------------------------------------------------------------------------------------
                                 6)   Nokian Palkallispal-Velutoy               100            Finland
------------------------------------------------------------------------------------------------------------------
                                 7)   Zao Fort James                            100            Russia
------------------------------------------------------------------------------------------------------------------
                          XII)   Fort James UK Limited                          100            United Kingdom
------------------------------------------------------------------------------------------------------------------
                                 1)   British Tissues Limited                   100            England
------------------------------------------------------------------------------------------------------------------
                                 2)   Fort James Group Services Limited         100            United Kingdom
------------------------------------------------------------------------------------------------------------------
                                 3)   Fort Sterling Limited                     100            England
------------------------------------------------------------------------------------------------------------------
                                      a)   Stuart Edgar                         100            England
------------------------------------------------------------------------------------------------------------------
                                 4)   Troy Fibers Limited                       100            United Kingdom
------------------------------------------------------------------------------------------------------------------
                         XIII)   Ipek Kagit A.S.                                 50            Turkey
------------------------------------------------------------------------------------------------------------------
                 m)   Jarapar Participacoes Ltda.                             99.99/12/        Brazil
------------------------------------------------------------------------------------------------------------------

____________________
/7/    Fort James Holding de Mexico, S.A. de C.V. owns 99.998% of Manufacturas
Fort James de Mexico, S.A. de C.V. and Fort James International Holdings, Ltd. owns .002%.
/8/    Fort James Holding de Mexico, S.A. de C.V. owns 99.998% of Fort James
S.A. de .V. and Fort James International Holdings, Ltd. owns .002%.
/9/    Fort James B.V. owns 97.7% of Fort James France s.c.a. and Fort James
S.P.R.L. owns 2.3%.
/10/   Fort James France s.c.a owns 99.99% of Fort James Brionne SAS and Fort
James S.P.R.L. owns .01%.
/11/   Fort James B.V. owns 99.9% of Fort James Services S.N.C. and Fort James
S.P.R.L. owns 1%.
/12/   Fort James International Holdings, Ltd. owns 99.99% of Jarapar
Participacoes Ltda and Fort James Corporation owns .001%.

------------------------------------------------------------------------------------------------------------------
                                                                               % of
Name                                                                          Voting           Jurisdiction
----                                                                                           ------------
                                                                            Securities
------------------------------------------------------------------------------------------------------------------
                 n)   St. Francis Insurance Co. Ltd.                            100            Bermuda
------------------------------------------------------------------------------------------------------------------
           2)    Fort James Maine, Inc.                                         100            Maine
------------------------------------------------------------------------------------------------------------------
           3)    Fort James Operating Company                                   100            Virginia
------------------------------------------------------------------------------------------------------------------
                 a)   Ecosource Corp.                                           100            Delaware
------------------------------------------------------------------------------------------------------------------
                 b)   Fort James Camas L.L.C.                                   100            Washington
------------------------------------------------------------------------------------------------------------------
                 c)   Fort James Fiber Canada Corporation                       100            Ontario
------------------------------------------------------------------------------------------------------------------
                 d)   Fort James Green Bay L.L.C.                               100            Wisconsin
------------------------------------------------------------------------------------------------------------------
                 e)   Fort James Northwest L.L.C.                               100            Oregon
------------------------------------------------------------------------------------------------------------------
                 f)   HAC Holding Corp.                                         100            Delaware
------------------------------------------------------------------------------------------------------------------
                      i)    Harmon Assoc. Corp.                                 100            New York
------------------------------------------------------------------------------------------------------------------
                            I)Harmon Associates Ltd.                            100            Ontario
------------------------------------------------------------------------------------------------------------------
                      Ii)   Harmon International Limited                        100            United Kingdom
------------------------------------------------------------------------------------------------------------------
                      iii)  Harco Trucking Corp.                                100            New York
------------------------------------------------------------------------------------------------------------------
                 g)   Prim Company L.L.C.                                       100            Wisconsin
------------------------------------------------------------------------------------------------------------------
                 h)   West Mason, Inc.                                          100            Delaware
------------------------------------------------------------------------------------------------------------------
                 i)   Swanson Wiper Corporation                                 100/13/        Wisconsin
------------------------------------------------------------------------------------------------------------------
           4)    Naheola Cogeneration Limited Partnership                        99/14/        Delaware
------------------------------------------------------------------------------------------------------------------
M)   GNN Timber, Inc.                                                           100            Delaware
------------------------------------------------------------------------------------------------------------------
N)   GPW Timber, Inc.                                                           100            Delaware
------------------------------------------------------------------------------------------------------------------
O)   G-P Gypsum Corporation                                                     100            Delaware
-----------------------------------------------------------------------------------------------------------------
     1)    KMHC, Incorporated                                                   100            California
------------------------------------------------------------------------------------------------------------------
           a)   Compania Occidental Mexicana, S.A. de C.V.                       49            Mexico
------------------------------------------------------------------------------------------------------------------
P)   G-P Maine, Inc.                                                            100            Delaware
------------------------------------------------------------------------------------------------------------------
Q)   G-P Receivables, Inc.                                                      100            Delaware
------------------------------------------------------------------------------------------------------------------
R)   Georgia-Pacific Childcare Center, LLC                                      100            Georgia
------------------------------------------------------------------------------------------------------------------
S)   Georgia-Pacific Development Company                                        100            Delaware
------------------------------------------------------------------------------------------------------------------
     1)    Dunes West Joint Venture, A Partnership                              100/15/        South Carolina
------------------------------------------------------------------------------------------------------------------
           a)   Dunes West Recreation Association, Inc.                         100            Delaware
------------------------------------------------------------------------------------------------------------------
T)   Georgia-Pacific Foreign Holdings, Inc.                                     100            Delaware
------------------------------------------------------------------------------------------------------------------
U)   Georgia-Pacific Holdings, Inc.                                             100            Delaware
------------------------------------------------------------------------------------------------------------------
V)   Georgia-Pacific Investment Company                                         100            Oregon
------------------------------------------------------------------------------------------------------------------
W)   Georgia-Pacific Resins, Inc.                                               100            Delaware
------------------------------------------------------------------------------------------------------------------
X)   Georgia-Pacific Shared Services Corp.                                      100            Delaware
------------------------------------------------------------------------------------------------------------------
Y)   Georgia-Pacific Tissue, LLC                                                 95/16/        Delaware
------------------------------------------------------------------------------------------------------------------
     1)    Wisconsin Tissue Management, LLC                                     100            Delaware
------------------------------------------------------------------------------------------------------------------
Z)   Georgia-Pacific Tissue Real Estate Company, LLC                            100            Delaware
------------------------------------------------------------------------------------------------------------------
AA)  Georgia-Pacific West, Inc.                                                 100            Oregon
------------------------------------------------------------------------------------------------------------------
     1)    Aztec Trading Company, S.A.                                          100            Panama
------------------------------------------------------------------------------------------------------------------
     2)    Flakeboard, Inc.                                                     100            Oregon
------------------------------------------------------------------------------------------------------------------
           a)    G-P Flakeboard Company                                          67/17/        Ontario
------------------------------------------------------------------------------------------------------------------
     3)    GPMF, Inc.                                                           100            Delaware
------------------------------------------------------------------------------------------------------------------
     4)    G-P Canada Finance Company                                           100            Nova Scotia
------------------------------------------------------------------------------------------------------------------
     5)    G-P Canada Holdings, Limited                                         100            Nova Scotia
------------------------------------------------------------------------------------------------------------------

___________________
/13/   Fort James Operating Company owns 100% of the preferred stock of Swanson
Wiper Corporation and 50% of the common stock.
/14/   Fort James Pennington, Inc. owns 99% of Naheola Cogeneration, Limited
Partnership and Naheola Cogeneration, Inc. owns 1%.
/15/   50% of the partnership of Dunes West Joint Venture is owned by
Georgia-Pacific Development Company and 50% is owned by Georgia-Pacific Investment Company.
/16/   95% of Georgia-Pacific Tissue, LLC is owned by Georgia-Pacific
Corporation and 5% is owned by Wisconsin Tissue Mills, Inc.
/17/   67% of G-P Flakeboard Company is owned by Flakeboard, Inc. and 33% is owned by F.B.F. Corporation.

------------------------------------------------------------------------------------------------------------------
                                                                               % of
Name                                                                          Voting           Jurisdiction
----                                                                                           ------------
                                                                            Securities
------------------------------------------------------------------------------------------------------------------
           a)    Beaverwood Finance Company                                     100            Nova Scotia
------------------------------------------------------------------------------------------------------------------
           b)    Georgia-Pacific Canada, Inc.                                   100            Ontario
------------------------------------------------------------------------------------------------------------------
                 i)   Flakeboard Canada Incorporated                            100            Nova Scotia
------------------------------------------------------------------------------------------------------------------
                 ii)  Georgia-Pacific (Barbados), Limited                       100            Barbados
------------------------------------------------------------------------------------------------------------------
      6)   G-P Latin America, Incorporated                                      100            Barbados
------------------------------------------------------------------------------------------------------------------
           a)    Inversiones Georgia-Pacific                                     99/18/        Barbados
------------------------------------------------------------------------------------------------------------------
      7)   Georgia-Pacific Asia, Inc.                                           100            Delaware
------------------------------------------------------------------------------------------------------------------
           a)    Georgia-Pacific-Asia (H. K.) Limited                           100/19/        Hong Kong
------------------------------------------------------------------------------------------------------------------
      8)   Georgia-Pacific Building Materials Sales, Ltd.                       100            New Brunswick
------------------------------------------------------------------------------------------------------------------
      9)   Georgia-Pacific de Mexico, S. de R. L. de C. V.                      100/20/        Mexico
------------------------------------------------------------------------------------------------------------------
     10)   Georgia-Pacific Finance, LLC                                         100            Delaware
------------------------------------------------------------------------------------------------------------------
     11)   Georgia-Pacific Foreign Sales Corporation                            100            Barbados
------------------------------------------------------------------------------------------------------------------
     12)   Georgia-Pacific NZ Holdings, LLC                                     100            Delaware
------------------------------------------------------------------------------------------------------------------
           a)    G-P Securities Company                                         100            New Zealand
------------------------------------------------------------------------------------------------------------------
           b)    Georgia-Pacific Global Corporation                             100            Oregon
------------------------------------------------------------------------------------------------------------------
                 i)   GPSP, Inc.                                                100            Delaware
------------------------------------------------------------------------------------------------------------------
           c)    Georgia-Pacific NZ Company                                     100            New Zealand
------------------------------------------------------------------------------------------------------------------
     13)   Georgia-Pacific U.K. Limited                                         100            England
------------------------------------------------------------------------------------------------------------------
     14)   Georgia Steamship Company, Inc.                                      100            Delaware
------------------------------------------------------------------------------------------------------------------
     15)   Pulpsource GmbH                                                       90/21/        Switzerland
------------------------------------------------------------------------------------------------------------------
     16)   St. Croix Pulpwood, Limited                                          100            New Brunswick
------------------------------------------------------------------------------------------------------------------
AB)  Georgia Temp, Inc.                                                         100            Delaware
------------------------------------------------------------------------------------------------------------------
AC)  Gloster Southern Railroad Company                                          100            Delaware
------------------------------------------------------------------------------------------------------------------
AD)  Great Northern Nekoosa Corporation                                         100            Maine
------------------------------------------------------------------------------------------------------------------
     1)    Chattahoochee Industrial Railroad                                    100            Georgia
------------------------------------------------------------------------------------------------------------------
     2)    Envases Industriales de Costa Rica, S.A.                           33.33/22/        Costa Rica
------------------------------------------------------------------------------------------------------------------
     3)    Fipasa-Fibras Panama, S.A.                                            50            Panama
------------------------------------------------------------------------------------------------------------------
     4)    Great Southern Paper Company                                         100            Georgia
------------------------------------------------------------------------------------------------------------------
     5)    Industria Panamena de Papel, S.A.                                     50            Panama
------------------------------------------------------------------------------------------------------------------
     6)    Leaf River Forest Products, Inc.                                     100            Delaware
------------------------------------------------------------------------------------------------------------------
           a)    LRC Timber, Inc.                                               100            Delaware
------------------------------------------------------------------------------------------------------------------
           b)    LRFP Timber, Inc.                                              100            Delaware
------------------------------------------------------------------------------------------------------------------
           c)    Old Augusta Railroad Company                                   100            Mississippi
------------------------------------------------------------------------------------------------------------------
      7)   Nekoosa Packaging Corporation                                        100            Delaware
------------------------------------------------------------------------------------------------------------------
           a)    G-P Total Packaging Solutions, Inc.                            100            Delaware
------------------------------------------------------------------------------------------------------------------
      8)   Nekoosa Papers Inc.                                                  100            Wisconsin
------------------------------------------------------------------------------------------------------------------
           a)    Georgia-Pacific Britain, L.L.C.                                100/23/        Delaware
------------------------------------------------------------------------------------------------------------------
AE)   Millennium Packaging Solutions, LLC                                        50/24/        Delaware
------------------------------------------------------------------------------------------------------------------

____________________
/18/   99% of Inversiones Georgia-Pacific (Group 1 841) is issued to G-P Latin
America. Incorporated and 1% is issued to Georgia-Pacific (Barbados) Limited.
/19/   90% of Georgia-Pacific Asia (H.K.) Limited is owned by Georgia-Pacific
Asia, Inc. and 10% is owned by Unisource International, Inc.
/20/   Georgia-Pacific de Mexico, S. de R.L. de C.V. is owned by both Georgia-
Pacific West, Inc. and Georgia-Pacific Investment Company.
/21/   90% of Pulpsource GmbH is owned by Georgia-Pacific West, Inc. and 10% is owned by Unisource International, Inc.
/22/   33.33% of Envases Industriales de Costa Rica, S.A. is owned by Great
Northern Nekoosa Corporation and 66.67% is owned by Del Monte Fresh Produce International, Inc.
/23/   90% of Georgia-Pacific Britain, L.L.C. is owned by Nekoosa Papers Inc.
and 10% is owned by Great Northern Nekoosa Corporation.
/24/   50% of Millennium Packaging Solutions, LLC is owned by Georgia-Pacific
Corporation and 50% is owned by National Packaging Solutions Group.

------------------------------------------------------------------------------------------------------------------
                                                                               % of
Name                                                                          Voting           Jurisdiction
----                                                                                           ------------
                                                                            Securities
------------------------------------------------------------------------------------------------------------------
AF)   NPC Timber, Inc.                                                          100            Delaware
------------------------------------------------------------------------------------------------------------------
AG)   NPI Timber, Inc.                                                          100            Delaware
------------------------------------------------------------------------------------------------------------------
AH)   North American Timber Corp.                                               100            Delaware
------------------------------------------------------------------------------------------------------------------
      1)   NATC California Holdings, LLC                                        100            Delaware
------------------------------------------------------------------------------------------------------------------
                i)   NATC California Holdco, Inc.                               100/25/        Delaware
------------------------------------------------------------------------------------------------------------------
           a)   NATC California, LLC                                            100            Delaware
------------------------------------------------------------------------------------------------------------------
AI)   Phoenix Athletic Club, Inc.                                               100            Georgia
------------------------------------------------------------------------------------------------------------------
AJ)   Saint Croix Water Power Company, The                                      100            New Brunswick
------------------------------------------------------------------------------------------------------------------
AK)   Southwest Millwork and Specialties, Inc.                                  100            Delaware
------------------------------------------------------------------------------------------------------------------
      1)   Maderas Howrey S.A. de C.V.                                          100/26/        Mexico
------------------------------------------------------------------------------------------------------------------
AL)   Sprague's Falls Manufacturing Company (Limited), The                      100            New Brunswick
------------------------------------------------------------------------------------------------------------------
AM)   St. Croix Water Power Company                                             100            Maine
------------------------------------------------------------------------------------------------------------------
AN)   Tomahawk Land Company                                                     100            Delaware
------------------------------------------------------------------------------------------------------------------
AO)   Unisource Worldwide, Inc.                                                 100            Delaware
------------------------------------------------------------------------------------------------------------------
      1)   Alco Realty, Inc.                                                    100            Delaware
------------------------------------------------------------------------------------------------------------------
           a)   Alco Canada Realty Ltd.                                         100            Alberta
------------------------------------------------------------------------------------------------------------------
                i)   Braces Properties Corporation                               50            Canada
------------------------------------------------------------------------------------------------------------------
      2)   BRT, Inc.                                                            100            Delaware
------------------------------------------------------------------------------------------------------------------
      3)   Packaging Concepts International Corp.                               100            New Jersey
------------------------------------------------------------------------------------------------------------------
      4)   Paper Corporation of North America                                   100            Delaware
------------------------------------------------------------------------------------------------------------------
           a)   Unisource Canada, Inc.                                          100            Ontario
------------------------------------------------------------------------------------------------------------------
           b)   Unisource Distribudora, S.A. de C.V.                            100            Mexico
------------------------------------------------------------------------------------------------------------------
                i)   Servicios Corporativos, Unisource, S.A. de C.V.           99.9/27/        Mexico
------------------------------------------------------------------------------------------------------------------
                ii)  Unisource del Centro, S.A. de C.V.                        99.9/28/        Mexico
------------------------------------------------------------------------------------------------------------------
                iii) Unisource Empaque, S.A. de C.V.                           99.9/29/        Mexico
------------------------------------------------------------------------------------------------------------------
      5)   Portfolio Receivables, Inc.                                          100            Delaware
------------------------------------------------------------------------------------------------------------------
           a)   Portfolio Receivables, LLC                                      100            Delaware
------------------------------------------------------------------------------------------------------------------
      6)   UniMadison, Inc.                                                     100            Wisconsin
------------------------------------------------------------------------------------------------------------------
      7)   Unisource Capital Corporation                                        100            Delaware
------------------------------------------------------------------------------------------------------------------
      8)   The Unisource Corporation                                            100            Texas
-----------------------------------------------------------------------------------------------------------------
      9)   Unisource Holdings, Inc.                                             100            Delaware
------------------------------------------------------------------------------------------------------------------
     10)   Unisource International, Inc.                                        100            Delaware
------------------------------------------------------------------------------------------------------------------
           a)    Unisource International Handelgesellschaft m.b.H.               99            Austria
------------------------------------------------------------------------------------------------------------------
           b)    Unisource International Hong Kong Limited                       99            Hong Kong
------------------------------------------------------------------------------------------------------------------
           c)    Unisource International Limited                                 99            Jamaica
------------------------------------------------------------------------------------------------------------------
           d)    Unisource International (South East Asia) PTE Limited           99            Singapore
------------------------------------------------------------------------------------------------------------------
           e)    Unisource Planeacion, S.A. de C.V.                              99            Mexico
------------------------------------------------------------------------------------------------------------------
           f)    Unisource Servicios, S.A. de C.V.                              100            Mexico
------------------------------------------------------------------------------------------------------------------
      11)  Unisource Realty, Inc.                                               100            Delaware
------------------------------------------------------------------------------------------------------------------
      12)  Unisource Sales Corporation                                          100            Delaware
------------------------------------------------------------------------------------------------------------------

________________________
/25/   4.8% of NATC California Holdco, Inc. is held by North American Timber
Corp. and 93.2% is held by NATC California Holdings, LLC.
/26/   99.6% of Maderas Howrey S.A. de C.V. is issued to Southwest Millwork and
Specialties, Inc. and the remaining .4% is issued to Georgia-Pacific Shared Services Corp., Georgia-Pacific Holdings, Inc, Georgia-Pacific Pulpwood Company and Georgia-Pacific West, Inc. in equal parts. 100% of Series B stock and 100% of Series C stock are issued to Southwest Millwork and Specialties, Inc.
/27/   99.9% is owned by Unisource Distribudora, S.A. de C.V. and .01% is owned by Unisource Servicios S.A. de C.V.
/28/   99.9% is owned by Unisource Distribudora, S.A. de C.V. and .01% is owned by Unisource Servicios S.A. de C.V.
/29/   99.9% is owned by Unisource Distribudora, S.A. de C.V. and .01% is owned by Unisource Servicios S.A. de C.V.

----------------------------------------------------------------------------
                                         % of
Name                                    Voting               Jurisdiction
----                                                         ------------
                                      Securities
----------------------------------------------------------------------------
(AP) XRS, Inc.                           100                   Delaware
----------------------------------------------------------------------------